                                                                   Exhibit 10.03

                      THE SHEARWATER GROUP, INCORPORATED

                                 CONTRACT FOR

                             PRODUCT DISTRIBUTION

                               November 11, 1999

THIS AGREEMENT is entered into as of November 11, 1999 at Seattle, Washington by and between Silicon Valley Research, Inc., a California Corporation with its principal place of business at 6360 San Ignacio Avenue, San Jose, California 95119, hereinafter referred to as "CLIENT", and THE SHEARWATER GROUP, INC., a Washington Corporation with its principal place of business at 3233 SW Avalon Way, Suite 101, Seattle, Washington 98126, hereinafter referred to as "TSG".

ARTICLE 1. GRANT

1.01.  Exclusivity.  CLIENT grants TSG the exclusive and sole right to market,
       ------------
sell, and distribute the products of CLIENT as defined in ATTACHMENT "C" of this agreement and as defined in the "Schedule of Products". In consideration of
                                ----------------------
this grant, TSG will receive a commission payment from the sales of all CLIENT software products or an equivalently discounted purchase price for CLIENT software products when products are purchased for bundling or resale.

1.02.  TERM.  This agreement will become effective on the date first stated
       ----
above and will continue in effect for a period of 1 year or until terminated by ATTACHMENT "B" of this agreement, "Acquisition or Merger Provision" or automatically extended by ATTACHMENT "F" of this agreement, "Extension".




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                                      II

ARTICLE 2.  SERVICES TO BE PERFORMED

2.01.  Specific Services.  TSG agrees to perform the services specified in the
       ------------------
Attachment "A" "Description of Services" attached to this agreement and incorporated by reference herein.

2.02.  Method of Performing Services.  TSG will determine the method, details,
       ------------------------------
and means of performing the above described services.

2.03.  Employment of Assistants.  TSG may, at its own expense employ such
       -------------------------
employees as it deems necessary to perform the services required of it by this agreement. CLIENT may not control, direct or supervise TSG assistants or employees in the performance of their services.

2.04.  Pricing.  Pricing for all products of CLIENT as defined in ATTACHMENT "C"
       --------
of this agreement, and distributed in the United States will be determined solely by CLIENT. Pricing for products of the CLIENT resold outside of the United States will be determined solely by TSG.

2.05.  Expenses. Any and all expenses incurred by TSG shall be the
       ---------
responsibility of TSG.

2.06.  Order Administration.  Order acceptance and processing will be at TSG's
       ---------------------
sole discretion and governed by TSG normal operating procedures. TSG agrees to provide CLIENT a complete statement of policies for order acceptance and processing, and said statement of policies shall be a part of this agreement marked ATTACHMENT "H" and ATTACHMENT "J".

ARTICLE 3. COMPENSATION

3.01.  Method of Compensation. CLIENT will pay a commission to TSG, or offer a
       -----------------------
commensurate discount from U.S. Domestic List Price, for each product sold and for each maintenance contract sold. The commission will be a percentage of the net sale amount and will be paid in accordance with the following schedule of commission payment. Commission to be paid for the sale of custom engineering, network, site, and corporate licensing will be negotiated between TSG and CLIENT at the time of sale. For the purpose of this agreement a net sale is defined as the amount paid to either TSG or CLIENT by the customer less sales tax and shipping charges.

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                                      III

Schedule of Commission Payment or Equivalent Purchase Discounts
---------------------------------------------------------------

Sale of Software Licenses..................................  *  commission or discount to TSG

Domestic New Maintenance Contract Sales....................  *  commission or discount to TSG

Domestic Unbroken Renewal Maintenance Contract Sales.......  *  commission or discount to TSG

International Unbroken Renewal Maintenance Contract Sales..  *  commission or discount to TSG

Y2K Upgrade Contract Sales.................................  *  commission or discount to TSG

* The portions so omitted has been filed separately with the Securities and Exchange Commission.

3.02.  Date for Payment of Compensation.  All orders will be issued by the
       ---------------------------------
Customer to TSG. TSG will issue a purchase order to CLIENT for the net amount of the sale, less commission or resale discount. Upon payment by the Customer, TSG will provide payment to CLIENT within 3 working days.

3.03.0  Accounts and Territories Included in Commission Agreement.  Any and all
        ----------------------------------------------------------
sales of CLIENT's products to the accounts and territories as defined in 3.03.1 of this agreement will be subject to commission payment to TSG in the amounts agreed upon in section 3.01. of this agreement, and CLIENT agrees that any and all sales in any form within the territory of any products as defined in ATTACHMENT "C" and except those sales which are excluded in ATTACHMENT "D" of this agreement will be sold only by TSG or by permission of TSG through its sub-distributors.

3.03.1  Definition of Territory
        -----------------------

LICENSE AND MAINTENANCE.  TSG is granted the exclusive and sole right, except as
------------------------
excluded in ATTACHMENT "D" of this agreement to sell, market, and distribute the products as defined in ATTACHMENTS "C" and ATTACHMENT "E" of this agreement in all areas of the world.

3.04   Calculations of Sales.  For the purpose of this agreement, the receipt of
       ----------------------
payment by CLIENT or TSG for the sale of any CLIENT product as defined in ATTACHMENT "C" of this agreement or payment received for the providing of any service relating to software or hardware maintenance of products as defined in ATTACHMENT "C" of this agreement to the territories listed in 3.03. of this agreement, will be considered a sale, except as excluded by both parties.


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                                       IV

3.05.  Cancellation of Order.  TSG and CLIENT will recognize a sale when payment
       ----------------------
has been received from the customer. After recognition of the sale by TSG or CLIENT all sales are considered final, and orders may not be canceled, except by mutual consent of TSG and CLIENT.

ARTICLE 4.  OBLIGATIONS OF TSG

4.01.  Limitation of Service.  TSG may represent, perform services for, and be
       ----------------------
employed by additional clients, persons or companies provided that the products sold do not compete or conflict with the described products listed in ATTACHMENT "C" of this agreement.

4.02.  Worker's Compensation.  TSG agrees to provide worker's compensation
       ----------------------
insurance for its employees and agrees to hold harmless and indemnify CLIENT for any and all claims arising out of any injury, disability, or death of any of the employees of TSG.

4.03.  Limited Liability.  Neither party will be liable to the other party, or
       ------------------
to anyone who may claim any right due to a relationship with either party, for any acts or omissions in the performance of services under the terms of this agreement or on the part of the employees or agents of either party unless such acts of omissions are due to willful misconduct.

4.04.  Assignment.  Neither this agreement nor any duties or obligations under
       -----------
this agreement may be assigned by either party without prior written consent of the other party.

4.05.  Approval of Materials.  TSG agrees that all printed materials that will
       ----------------------
be utilized by TSG in the sales of products of the CLIENT will be required to be approved in advance by the CLIENT.

ARTICLE 5.  OBLIGATIONS OF CLIENT

5.01.  Cooperation.  Both parties agree to comply with the reasonable requests
       ------------
of the other party and provide access to all documents reasonably necessary to the performance of its duties under this agreement.

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                                       V

5.02.  Assignment.  Neither this agreement nor any duties or obligations under
       -----------
this agreement may be assigned by either party without the prior written consent of the other party.

5.03.  Right to Use Trademarks.  CLIENT agrees that during the term of this
       ------------------------
agreement TSG will have the right to use all trademarks of CLIENT which relate to the products sold under this agreement.

ARTICLE 6.  TERMINATION OF AGREEMENT

6.01.  Termination of Agreement.  Unless otherwise terminated as provided here-
       -------------------------
in, this agreement shall continue in force for a period of one year.

6.02.  Termination on Occurrence of Stated Events.  This agreement shall
       -------------------------------------------
terminate automatically on the Occurrence of any of the following events:

          (1)  Bankruptcy or insolvency of either party

          (2)  Dissolution of either party

6.03.  Termination by Client for Default of TSG.  Should TSG default in the
       -----------------------------------------
performance of this agreement or materially breach any of its provisions, CLIENT, at CLIENT's option, may terminate this agreement by giving written notification to TSG. For the purposes of this section, material breaches of this agreement shall include but not be limited to the following:

       (A) If TSG is convicted of any illegal act by a court of proper jurisdiction which would materially affect the ability of TSG to fulfill the obligations of this agreement

6.04.  Termination by TSG for Default of Client.  Should CLIENT default in the
       -----------------------------------------
performance of this agreement or materially breach any of its provisions, TSG, at its option, may terminate this agreement by giving written notice to CLIENT. For the purposes of this section, material breaches

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                                       VI

of this agreement shall include but not be limited to the following:

     (A) If CLIENT is convicted of any illegal act by a court of proper jurisdictions which would cause damage to TSG of reputation or materially affect the ability of TSG to perform the obligations of this agreement.

6.05.  Termination for Failure To Make Agreed Upon Payments.  Should CLIENT fail
       -----------------------------------------------------
to pay TSG all or any part of this compensation set forth in Articles 3.01., 3.02., 3.03.0, 3.03.1, and 3.04. of this agreement on the date due, TSG, at its option, may terminate this agreement if the failure is not remedied by CLIENT within thirty (30) days from the date payment is due.

ARTICLE 7.  EXPORT CONTROL

7.01.  United States Export And Re Export Controls.  TSG acknowledges that the
       --------------------------------------------
products of SILICON VALLEY RESEARCH, INC. are of United States origin and undertakes to comply with all United States laws and all rules, regulations, orders, licenses and other forms of administrative action, and all judicial decisions, issued taken or continued in effect pursuant thereto ("United States Law"), relating to the export (including "re export" within the meaning of United States laws) of goods, technology or other information subject to the jurisdiction of the United States. Such United States laws include but are not limited to the Export Administration Act and the AMS Export Control Act, as may be amended from time to time and the rules, regulation, orders, licenses and other forms of administrative action, and judicial decisions thereunder.

Respective Obligations of SILICON VALLEY RESEARCH, INC. and TSG To Each Other Under United States Export and Re Export Controls. SILICON VALLEY RESEARCH, INC. shall apply to the responsible United States Government agency for all required export Licenses, authorizations or other forms of permission to export the products of SILICON VALLEY RESEARCH, INC. and shall diligently prosecute each such application. But SILICON VALLEY RESEARCH, INC. and TSG acknowledge their understanding that the United States Government asserts wide discretion under United States laws relating to export and re export of United States origin goods, technology or other information subject to the jurisdiction of the United States, and SILICON VALLEY

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                                      VII

RESEARCH, INC. undertakes only to prosecute such application diligently. Notwithstanding the provisions of paragraph 3.0, SILICON VALLEY RESEARCH, INC. shall have no duty to deliver or install the products of SILICON VALLEY RESEARCH, INC. until all required U.S. Government Licenses, authorizations or other permission, denying export or re export privileges to TSG or other persons related thereto, or otherwise limiting or restricting SILICON VALLEY RESEARCH, INC. ability lawfully to export or re export the U.S. origin goods, technology or other information, shall constitute an event of force majeure excusing SILICON VALLEY RESEARCH, INC. from further obligations under this agreement.

TSG shall cooperate with SILICON VALLEY RESEARCH, INC. in the prosecution of all application for required United States export Licenses, authorizations or other permissions. Such cooperation shall include but not be limited to obtaining, executing and transmitting to SILICON VALLEY RESEARCH, INC. all documentation requested to be executed and submitted by the consignee or Purchase of export-controlled U.S. origin goods, technology or other information, and all documents such as International Import Certificates required to be obtained from TSG's own government or the government of a third country.

TSG shall be regarded as the Consignee or Purchaser of the products of SILICON VALLEY RESEARCH, INC. within the meaning of United States laws relating to exports of U.S. origin goods, technology or other information subject to the jurisdiction of the United States.

TSG shall be responsible for prosecuting all applications to the responsible United States Government agency for licenses, authorizations or other permissions to export or re export any portion thereof.

"Re export" shall have the meaning set forth in United States Laws relating to the export of goods, technology or other information subject to the jurisdiction of the United States, as more fully described in paragraph 7.01.


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                                      VIII

ARTICLE 8.  GENERAL PROVISIONS


8.01.  Notices.  Any notices to be given hereunder by either party to the other
       --------
may be effected either by the personal delivery in writing or by mail, registered or certified, postage prepaid with return receipt requested. Mailed notices shall be addressed to the parties at the addresses set forth below, but each party may change the address by written notice in accordance with this paragraph. Notices delivered personally will be deemed communicated as of actual receipt; mailed notices will be deemed communicated as of two (2) days after mailing.

If to:          Shearwater Technology Group
                3233 SW Avalon Way, Suite 101
                Seattle, Washington, 98126
                United States of America

If to Client:   Silicon Valley Research, Inc.
                6360 San Ignacio Avenue
                San Jose, CA  95119
                United State of America

8.02.  Entire Agreement of the Parties.  This agreement supersedes any and all
       --------------------------------
agreements, either oral or written, between the parties hereto with respect to the rendering of services by TSG for CLIENT and contains all of the covenants and agreements between the parties with respect to the rendering of such services in any manner whatsoever. Each party to this agreement acknowledges that no representations, inducements, promises, or agreements, orally or otherwise, have been made by either party, or anyone acting on behalf of either party, which are not embodied here-in, and that no other agreement, statement or promise not contained in this agreement shall be valid or binding. Any modifications of this agreement will be effective only if it is in writing signed by the party to be charged.

8.03.  Partial Invalidity. If any provision in this agreement is held by a court
       -------------------
of competent jurisdiction to be invalid, void, or unenforceable, the remaining provisions will nevertheless continue in full force without being impaired or invalidated in any way.

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                                       IX

8.04.  Arbitration.  Any controversy between the parties hereto involving the
       ------------
construction or application of any of the terms, covenants, or conditions of this agreement will, on the written consent of one party served on the other, be submitted to arbitration. The arbitration will comply with and be governed by the provisions of Washington State, King County.

     The parties will each appoint one person to hear and determine the dispute and if they are unable to agree, then the two persons so chosen will select a third impartial arbitrator whose decision will be final and conclusive on both parties. This cost of arbitration will be borne in such proportions as the arbitrators decide.

8.05.  Attorneys' Fees.  If any action at law or in equity, including an action
       ----------------
for declaratory relief, is brought to enforce or interpret the provisions of this agreement, the prevailing party will be entitled to reasonable attorneys' fees, which may be set by the court in the same action or in a separate action brought for that purpose, in addition to any other relief to which the party may be entitled.

8.06.  Governing Law.  this agreement will be governed by and construed in
       --------------
accordance with the laws of the State of Washington.


Executed at Seattle, Washington on the date and year first above written.

By:_________________________     By:_________________________

The Shearwater Group, Inc.          Silicon Valley Research, Inc.



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                                       X


                                ATTACHMENT "A"
                                --------------

                            DESCRIPTION OF SERVICES
                            -----------------------

Services to be performed for CLIENT are as follows:
---------------------------------------------------
     (A) Sales of products of SILICON VALLEY RESEARCH, INC. to the companies and territories listed in Schedule 3.03.0 and 3.03.1 of this agreement.

     (B) Account management and business development of accounts and territories described in 3.03.0 and 3.03.1 of this agreement.

     (C) Development of planning and forecasting information for accounts described in 3.03.0 and 3.03.1 of this agreement.

     (D) Design and publication of advertising material, administrative sales materials, and software operating manuals.

     (E) All other sales activities including pre sales support, post sales support, customer training, benchmark evaluation, shipment of products, printing of product manuals, and generation of temporary software keys.

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                                       XI



                                ATTACHMENT "B"
                                --------------

                        ACQUISITION OR MERGER PROVISION*
                        -------------------------------


* The portion so omitted has been filed separately with the Securities and Exchange Commission.



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                                      XII




                                ATTACHMENT "C"
                                --------------

                LIST OF SILICON VALLEY RESEARCH, INC.  PRODUCTS
                -----------------------------------------------

DCP

QIC/APR

QIC PLACE

QIC ROUTE

GARDS

FLOORPLACER

SC

JET

HUNTER (JET ON-LINE DRC)

Includes all options, add-on's and upgrades for the products mentioned above.








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                                      XIII



                                ATTACHMENT "D"
                                --------------

                 LIST OF EXCLUSION OF TERRITORIES AND ACCOUNTS*
                 ---------------------------------------------

* The portion so omitted has been filed separately with the Securities and Exchange Commission.

Accounts not included under this agreement and not subject to commission payment



Territories not included under this agreement
 NONE




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                                      XIV


                                ATTACHMENT "E"
                                --------------

                       EXCLUSION OF EXISTING AGREEMENTS
                       --------------------------------

No sales are excluded as a result of existing agreements.


                                ATTACHMENT "F"
                                --------------

                            EXTENSION OF AGREEMENT
                            ----------------------

Automatic Extension of Agreement
--------------------------------

     If during the initial term of this agreement, Silicon Valley Research, Inc. received purchase orders for software licenses and annual software maintenance either from the territories of The Shearwater Group, Inc. or through OEM subdistributors equal to or greater than * U.S. dollars, this agreement will automatically extend for an additional one year.

* The portion so omitted has been filed separately with the Securities and Exchange Commission.


                                ATTACHMENT "H"
                                --------------

                   ORDER ACCEPTANCE AND PROCESSING POLICIES
                   ----------------------------------------

1. All orders must be accompanied by a fully executed purchase order from the customer.

2. All payment terms are net 30 days from shipment or a 2% discount for payment in 10 days.

3. Software is keyed for 30 days to allow payment and then permanently keyed after payment.

4.  All orders are final and not subject to return after warranty period.

5. All software is sold warranted to meet only the data sheet description and performance.

6. All orders are recognized as sales only after receipt of payment from the customer.

7. No orders are accepted for custom development only without approval of CLIENT.

8.  Warranty period commences at receipt of the software by the customer.




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                                       XV


                                ATTACHMENT "I"
                                --------------

           LIST PRICE OF SILICON VALLEY RESEARCH, INC. PRODUCTS*
           ----------------------------------------------------

* The portion so omitted has been filed separately with the Securities and Exchange Commission.



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                                      XVI

                                ATTACHMENT "J"
                                --------------

                         ELECTRONIC SHIPMENT PROVISION
                         -----------------------------

CLIENT agrees that for all sales within the United States of America that the tangible product that is shipped by TSG or CLIENT is electronic data to be shipped by internet. This data is to include a manual, software program, permission key, and license agreement. CLIENT agrees that no physical media or manual will be sent to a customer as part of a sales transaction, but may be supplied by CLIENT at CLIENT's discretion at no charge. CLIENT further agrees that annual software support updates will not be send to customers in California unless requested, but rather will post such updates on a download site for optional use by the customer.